                                 VALIC COMPANY I

                   SUPPLEMENT TO PROSPECTUS DATED MAY 30, 2006

Effective July 24, 2006, the Asset Allocation Fund changed a component of its blended index. The Prior Blended Index was comprised of the S&P 500(R) Index (55%), the Lehman Brothers Aggregate Bond Index (35%) and the Certificate of Deposit Primary Offering by New York City Banks 30-Day Rate ("30-Day CD Rate") (10%). The Current Blended Index is the same with the exception that the 30-Day CD Rate is replaced with the Treasury-Bill 3 Month Index ("T-Bill 3 Month Index"). The Blended Index was changed because the 30-Day CD Rate is no longer accessible. The Asset Allocation Fund's performance returns compared to the Former and Current Blended Indices are as follows:

       As of December 31, 2004          1 Year   5 Year   10 Year
       -----------------------          ------   ------   -------
       The Fund                         8.49%     1.91%    9.47%
       Current Blended Index            7.66%     1.99%   10.05%
       Former Blended Index             7.62%     1.94%    9.98%


Effective July 24, 2006, the Money Market I Fund changed its index from the 30-Day CD Rate to the T-Bill 3 Month Index. The benchmark was changed because the 30-Day CD Rate is no longer accessible. The Money Market I Fund's performance returns compared to the former and current benchmarks are as follows:

       As of December 31, 2004          1 Year   5 Year   10 Year
       -----------------------          ------   ------   -------
       The Fund                         0.80%     2.44%    3.78%
       T-Bill 3 Month Index (Current)   1.39%     2.67%    3.88%
       30-Day CD Rate (Former)          0.93%     2.19%    3.43%

DATE: JULY 24, 2006